THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Acct C
Lincoln National Variable Annuity Acct L
Lincoln Life Variable Annuity Acct Q

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Acct L

Supplement dated August 26, 2024 to the Prospectus

This supplement discusses a change to your prospectus. All other provisions in your prospectus, as supplemented, remain unchanged.

Distribution of the Contracts – As of May 6, 2024, Lincoln Financial Group and Osaic, Inc. entered into an agreement whereby Osaic acquired Lincoln Financial Advisors Corporation and Lincoln Financial Securities Corporation (collectively “LFN”). All references to LFN and/or LFA, as applicable, may be disregarded.

Please retain this supplement for future reference.